AMENDMENT NO. 1 TO ABL DIP CREDIT AGREEMENT
This Amendment No. 1 (this “Amendment”) to that certain Post-Petition Credit Agreement dated as of February 9, 2016 (as at any time amended, restated, modified or supplemented, the "DIP Credit Agreement"), is made as of February 26, 2016, by and among NORANDA ALUMINUM HOLDING CORPORATION, NORANDA ALUMINUM ACQUISITION CORPORATION, NORANDAL USA, INC., NORANDA ALUMINUM, INC., NORANDA ALUMINA LLC, NORANDA INTERMEDIATE HOLDING COMPANY, GRAMERCY ALUMINA HOLDINGS INC., GRAMERCY ALUMINA HOLDINGS II, INC., and NHB CAPITAL, LLC (each a “Borrower” and collectively, the “Borrowers”), BANK OF AMERICA, N.A., as administrative and collateral agent ("Agent") and the lenders from time to time party thereto (each, a "Lender" and collectively, "Lenders"). Capitalized terms used herein but not defined herein are used as defined in the DIP Credit Agreement.
RECITALS:
The parties hereto desire to amend the DIP Credit Agreement as hereinafter set forth.
The execution and delivery of this Amendment is a condition precedent to the effectiveness of that certain Limited Waiver No. 2 of Designated Default dated the date hereof, among the parties hereto.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.AMENDMENT TO THE CREDIT AGREEMENT.
Effective as of the First Amendment Effective Date (as defined in Section 3 below), and in consideration of the covenants in Section 2 below, the DIP Credit Agreement is hereby amended as follows:
1.1    The definition of "Non-Ordinary Course Proceeds" in Section 1.01 is amended by deleting the existing definition in its entirety and inserting in lieu thereof the following:
"Non-Ordinary Course Proceeds" means, on any date, an amount equal to the sum of (i) all proceeds received by Agent or Pre-Petition Agent from one or more 363 Sales outside the Ordinary Course of Business of a Borrower of ABL Priority Collateral, whether or not any Accounts or Inventory included in any such sale constituted Eligible Accounts or Eligible Inventory at the time of such sale, plus (ii) amounts paid under any insurance policy in respect of ABL Priority Collateral, plus (iii) any tax refunds that constitute ABL Priority Collateral, including any state or federal income tax refunds, plus (iv) all proceeds received from any sale or other disposition of ABL Priority Collateral outside the Ordinary Course of Business that does not consist of Accounts or Inventory, in each case irrespective of whether any of such proceeds are applied to the Obligations or the Pre-Petition Obligations.

1.2    Schedule 2.05 is amended by deleting therefrom reference to Letter of Credit Reference No. 68112969, issued June 24, 2015, in favor of the Government of Jamaica, in the issued amount of $5,059,587.00 (the "Jamaican LC").
1.3    Section 7.01(r) is amended by deleting the two references therein to "this clause (q)" and substituting in each instance in lieu thereof "this clause (r)".
SECTION 2.    COVENANTS
In consideration of the Agent's and Lender's agreement in Section 1 hereof, Borrowers agree as follows:
2.1    Allocation of Insurance Proceeds. Borrowers shall cooperate with Agent in good faith to allocate insurance proceeds payable to or for the benefit of the Borrowers as between proceeds that are a part of the ABL Priority Collateral and those that are a part of the Term Priority Collateral.
2.2    Reaffirmation of Indemnity Obligations . Each Borrower hereby acknowledges and reaffirms all of its indemnification obligations to each L/C Issuer with respect to the Jamaican LC and each other Letter of Credit at any time issued by any L/C Issuer and outstanding on the Petition Date, including, without limitation, those indemnification obligations set forth in Section 10.04(b) of the DIP Credit Agreement, Section 10.04(b) of the Pre-Petition Credit Agreement, and in each Letter of Credit Application.
SECTION 3.    CONDITIONS PRECEDENT
This Amendment shall become effective as of the date hereof on the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:
3.1    Certain Documents. The Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the Agent and the Required Lenders.
3.2    Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.
3.3    No Event of Default. No Default or Event of Default exists or has occurred.
SECTION 4.    ACKNOWLEDGEMENTS
Each Borrower acknowledges and agrees that as of the date hereof and after giving effect to receipt of all Non-Ordinary Course Proceeds, the aggregate amount of the Revolving Facility Commitment is $124,157,849.00, and the Reserves have been increased by the amount of such Non-Ordinary Course Proceeds received to date, to-wit: $5,842,151.00.
SECTION 5.    REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to consent to the amendment contained herein, each Borrower hereby represents and warrants to the Agent and each Lender, with respect to all Loan Parties, as follows:
(a)    After giving effect to this Amendment, the DIP Credit Agreement, as amended, does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents, and such Liens continue unimpaired with the same priority to secure repayment of all ABL Finance

Obligations, whether heretofore or hereafter incurred. The position of the Lenders and the Collateral Agent with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Security Documents and the ability of the Agent or the Collateral Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment to the DIP Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.
(b)    Each Borrower (i) ratifies and reaffirms as of the date hereof and the First Amendment Effective Date all of the Credit Documents to which it is a party and all of the covenants and agreements contained therein, including, in each case, as such covenants and agreements may be modified by this Amendment on the First Amendment Effective Date and (ii) ratifies and confirms as of the date hereof and the First Amendment Effective Date its respective ABL Credit Obligations under the DIP Credit Agreement and each Security Document and other Credit Document to which it is a party, including, in each case, as such ABL Credit Obligations may be modified by this Amendment on the First Amendment Effective Date. Each Borrower further confirms that the DIP Credit Agreement, each Security Document and other Credit Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the DIP Credit Agreement may be amended by this Amendment.
(c)    Immediately after giving effect to this Amendment, the representations and warranties set forth in Article IV of the DIP Credit Agreement and each other Credit Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(d)    This Amendment constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(e)    Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the DIP Credit Agreement as amended by this Amendment.
SECTION 6.    MISCELLANEOUS
6.1    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
6.2    Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 3. Delivery of an executed counterpart to this Amendment by facsimile transmission (or pdf file or other electronic transmission pursuant to procedures approved by the Agent) shall be as effective as delivery of a manually signed original.
6.3    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.
6.5    Fees and Expenses. The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of counsel to the Agent.
6.6    Credit Document Pursuant to DIP Credit Agreement. This Amendment is a Credit Document executed pursuant to the DIP Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the DIP Credit Agreement (and, following the date hereof, the DIP Credit Agreement, as amended hereby).
6.7    Effects of this Amendment.
(a)    On the First Amendment Effective Date, the DIP Credit Agreement will be automatically amended to reflect the amendment thereto provided for in this Amendment. Once the First Amendment Effective Date has occurred, all references to the DIP Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the DIP Credit Agreement as amended by this Amendment.
(b)    Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Agent or any Lender under the DIP Credit Agreement or any other Credit Document or of any other term or condition of the DIP Credit Agreement or any other Credit Document, nor shall the entering into of this Amendment preclude the Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the DIP Credit Agreement and the other Credit Documents, as amended or supplemented to date (including by means of this Amendment).

[Signatures begin on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

NORANDA ALUMINUM HOLDING CORPORATION By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
NORANDA ALUMINUM ACQUISITION CORPORATION By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
NORANDAL USA, INC. By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer and Secretary
NORANDA ALUMINUM, INC. By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer and Vice President-Finance

Signature Pages to Amendment No. 1 to ABL DIP Credit Agreement

NORANDA ALUMINA LLC By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
NORANDA INTERMEDIATE HOLDING CORPORATION By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer and Vice President-Finance
GRAMERCY ALUMINA HOLDINGS II, INC. By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer
GRAMERCY ALUMINA HOLDINGS INC. By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer, Vice President and Secretary
NHB CAPITAL, LLC By: /S/ Dale W. Boyles Name: Dale W. Boyles Title: Chief Financial Officer

Signature Pages to Amendment No. 1 to ABL DIP Credit Agreement

BANK OF AMERICA, N.A., as Agent and Lender By: /S/ Steven L. Hipsman Name: Steven L. Hipsman Title: Senior Vice President
CITIBANK, N.A., as Lender By: /S/ Brendan Mackay Name: Brendan Mackay Title: Vice President and Director
UBS AG, STAMFORD BRANCH, as Lender By: /S/ Kenneth Chin Name: Kenneth Chin Title: Director Banking Products Services, US By: /S/ Darlene Arias Name: Darlene Arias Title: Director
BARCLAYS BANK PLC, as Lender By: /S/ Marguerite Sutton Name: Marguerite Sutton Title: Vice President

Signature Pages to Amendment No. 1 to ABL DIP Credit Agreement

JPMORGAN CHASE BANK, N.A., as Lender By: /S/ Helen D. Davis Name: Helen D. Davis Title: Executive Director
GOLDMAN SACHS BANK USA as Co-Syndication Agent, Co-Documentation Agent and Lender By: Name: Title:
SIEMENS FINANCIAL SERVICES, INC.,
as Lender

By: /S/ Jeffrey B. Iervese____________
      Name: Jeffrey B. Iervese
      Title: Vice President

By: /S/ John Finore_________________
      Name: John Finore
      Title: Vice President

WELLS FARGO BANK, N.A.,
as Lender

By: /S/ Rina Shinoda________________________
Name: Rina Shinoda
Title: Vice President

Signature Pages to Amendment No. 1 to ABL DIP Credit Agreement